UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

Viking Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 350
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 704-4660

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VKTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2025, Viking Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 112,288,759 shares of the Company’s common stock outstanding as of March 31, 2025, the record date for the Annual Meeting, 76,690,769 shares were represented at the Annual Meeting virtually or by proxy, constituting approximately 68.3% of the outstanding shares entitled to vote and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s revised definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2025 (the “Proxy Statement”).

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1. To elect the following nominees as Class I directors to serve until the Company’s 2028 annual meeting of stockholders or until such director’s respective successor is duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Matthew W. Foehr	28,050,978	16,211,847	32,427,944
Charles A. Rowland, Jr.	32,982,998	11,279,827	32,427,944

As a result, the Company’s stockholders voted to elect Matthew W. Foehr and Charles A. Rowland, Jr. as Class I directors to serve until the Company’s 2028 annual meeting of stockholders or until such director’s respective successor is duly elected and qualified.

Proposal No. 2. To ratify the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstentions
75,225,572	992,111	473,085

As a result, the Company’s stockholders voted to ratify the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025.

Proposal No. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,265,273	14,490,719	506,834	32,427,943

As a result, the Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING THERAPEUTICS, INC.

Date:	May 27, 2025	By:	/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D. President and Chief Executive Officer (Principal Executive Officer)